Exhibit 99.1

NovaBay Pharmaceuticals Announces the Further Adjournment of the Special Meeting of Stockholders

Stockholders who have not voted on Proposal Two are strongly encouraged to vote their shares at the Special Meeting to reconvene on January 31, 2022

EMERYVILLE, Calif. (January 20, 2022) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) (“NovaBay” or the “Company”), a pharmaceutical company focused on developing and commercializing high-quality, scientifically formulated products for the eyecare and skincare markets, announces that its Special Meeting of Stockholders held on December 17, 2021, as adjourned to and reconvened on January 14, 2022, has been further adjourned until January 31, 2022 at 11:00 a.m. Pacific time in order to provide stockholders additional time to vote on Proposal Two, which is a proposal to approve an amendment to the NovaBay Amended and Restated Certificate of Incorporation to effect an increase in authorized common stock from 100,000,000 shares to 150,000,000 shares.

Proposal Two has received significant support based on the shares that were voted by stockholders; however, the favorable votes were less than 50% of all outstanding shares of common stock, which is the minimum threshold required to approve this proposal. Accordingly, the Special Meeting of Stockholders was further adjourned on Proposal Two and will reconvene virtually on January 31, 2022 at 11:00 a.m. Pacific time at http://www.virtualshareholdermeeting.com/NBY2021SM. During this period of adjournment, the Company will continue to solicit stockholder votes on Proposal Two.

The Board of Directors believes that increasing the authorized common stock is in the best interests of NovaBay and its stockholders. Should Proposal Two not pass at the reconvened meeting, NovaBay does not expect an immediate adverse impact to the Company or its stockholders, and plans to include a similar proposal in its proxy filing for its 2022 Annual Meeting of Stockholders to be held later this year. All other proposals voted on during the Special Meeting of Stockholders were passed at the December 17, 2021 meeting.

NovaBay encourages all stockholders as of the October 25, 2021 record date who have not yet voted their shares on Proposal Two or are uncertain if their shares have been voted on Proposal Two to contact their broker or bank to vote their shares. The Board of Directors and management request that these stockholders consider and vote their proxies as soon as possible on Proposal Two, but no later than January 30, 2022 at 11:59 p.m. Eastern time. Stockholders who have previously submitted their proxy or otherwise voted on Proposal Two at the Special Meeting of Stockholders and who do not want to change their vote need not take any action. For questions relating to the voting of shares or to request additional or misplaced proxy voting materials, please contact NovaBay’s proxy advisory group at 855-643-7304 (U.S. Toll Free).

As described in the Proxy Statement, stockholders may use one of the following simple methods to vote their shares of common stock, or to change their previously submitted vote, before January 30, 2022 with respect to Proposal Two:

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By Internet – www.proxyvote.com. You may transmit your voting instructions up until 11:59 p.m., Eastern time, the day before the adjourned Special Meeting date, that is, January 30, 2022. You must have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By telephone – 800-690-6903. You may vote using any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, the day before the adjourned Special Meeting date, that is, January 30, 2022. You must have your proxy card in hand when you call this number and then follow the instructions.

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By mail – Mark, sign and date your proxy card and return it in the postage-paid envelope provided to you. Votes must be received by 11:59 p.m. Eastern time on January 30, 2022 to be counted. After this time, votes can only be cast during the adjourned Special Meeting of Stockholders on January 31, 2022 at 11:00 a.m. Pacific time at this link.

Votes must be received by 11:59 p.m. Eastern time on January 30, 2022 to be counted. After this time, votes can only be cast during the adjourned Special Meeting on January 31, 2022 at 11:00 a.m. Pacific time at http://www.virtualshareholdermeeting.com/NBY2021SM.

About NovaBay Pharmaceuticals, Inc.:

NovaBay Pharmaceuticals, Inc. is a pharmaceutical company that develops and sells scientifically created and clinically proven consumer products for the eyecare and skincare markets. Avenova® is the most prescribed antimicrobial lid and lash spray and CelleRx® is a breakthrough product in the beauty category. In November 2021, NovaBay acquired DERMAdoctor, LLC, a company offering more than 30 dermatologist-developed skincare products sold through traditional domestic retailers, digital beauty channels and international distributors.

NovaBay Pharmaceuticals Forward-Looking Statements

Except for historical information herein, matters set forth in this press release may be forward looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of NovaBay Pharmaceuticals, Inc. This release contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our business strategies, current product offerings, marketing efforts, and any future revenue that may result from selling such products, as well as generally the Company’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, risks and uncertainties relating to the Company’s ability to obtain the necessary votes to pass Proposal Two, the size of the potential market for our products, the integration of DERMAdoctor’s business into the Company’s business, the possibility that the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, and revenues will not be sufficient to meet the Company’s cash needs. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q/K filings and Registration Statement on Form S-1 filing with the Securities and Exchange Commission, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Important Information

In connection with the solicitation of proxies, on November 12, 2021, NovaBay filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) in connection with NovaBay’s Special Meeting of Stockholders held on December 17, 2021, which has been adjourned until January 31, 2022. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY NOVABAY WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. NovaBay’s Proxy Statement and any other materials filed by NovaBay with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com.

Avenova.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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